UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  October 30, 2003
                                                       ------------------



Commission    Registrant, State of Incorporation,     I.R.S. Employer
File Number       Address and Telephone Number     Identification Number
------------  -----------------------------------  ---------------------

  1-7297      Nicor Inc.                             36-2855175
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500











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Item 7.   Financial Statements and Exhibits
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The following is furnished as an exhibit to this report.

Exhibit
Number          Description
-------     ---------------------------------------------

 99.1       Press release of Nicor Inc. issued October 30, 2003.


Item 12.  Results of Operations and Financial Condition
--------  ---------------------------------------------

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

On October 30, 2003, Nicor Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date    October 30, 2003            /s/ KATHLEEN L. HALLORAN
        ----------------            ------------------------
                                    Kathleen L. Halloran
                                    Executive Vice President
                                    Finance and Administration







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Exhibit Index
-------------

  Exhibit
  Number                    Description of Document
  -------       ----------------------------------------------------

   99.1         Press release of Nicor Inc. issued October 30, 2003.